UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 12, 2026
Date of Report (date of earliest event reported)

Accelevation Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-43490 (Commission File Number)	42-3222150 (I.R.S. Employer Identification Number)
9555 N. Springboro Pike, Suite 400 Miamisburg, OH 45342
(Address of principal executive offices and zip code)
(937) 258-0616
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	ACCV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐
Item 2.02 - Results of Operations and Financial Condition
Item 7.01 - Regulation FD Disclosure
On November 12, 2026, Accelevation Holdings Corp., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.
The information furnished in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the
Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Accelevation Holdings Corp. dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELEVATION HOLDINGS CORP.
Date: November 12, 2026
	By:	/s/ Kenneth Krause
	Name:	Kenneth Krause
	Title:	Chief Financial Officer